UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2006
SPARTA, INC.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889
(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 768-8161
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
(a)	Previous independent registered public accounting firm
(i)	On January 23, 2006, SPARTA, Inc. (the “Registrant”) dismissed PricewaterhouseCoopers, LLP (“PwC”) as its independent registered public accounting firm. The Registrant’s Audit Committee and Board of Directors participated in and approved the decision to change its independent registered public accounting firm.

(ii)	The reports of PwC on the financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the fiscal years ended December 31, 2004 and 2003 and through January 23, 2006 there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv)	During the fiscal years ended December 31, 2004 and 2003 and through January 23, 2006 there have been no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K).

(v)	The Registrant has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 24, 2006 is filed as Exhibit 16 to this Form 8-K.
(b)	New independent registered public accountants
(i)	The Registrant engaged Ernst & Young LLP (“E&Y”) as its new independent registered public accounting firm as of January 23, 2006. The Registrant’s Audit Committee and Board of Directors participated in and approved the decision to engage E&Y.

(ii)	During the fiscal years ended December 31, 2004 and 2003 and through January 23, 2006, the Registrant has not consulted with E&Y regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that E&Y concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulations S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.
Item 9.01          Financial Statements and Exhibits

Exhibit 16.1	Letter from PricewaterhouseCoopers, LLP to the Securities & Exchange Commission dated January 24, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, INC. (Registrant)

Date: January 23, 2006	By:	/s/ David E. Schreiman
David E. Schreiman
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers, LLP to the Securities & Exchange Commission dated January 24, 2006.